Exhibit 99.1

Northern Oil and Gas, Inc. Announces 2018 Second Quarter Results and
Increases 2018 Production Guidance

MINNEAPOLIS, MINNESOTA - August 9, 2018 - Northern Oil and Gas, Inc. (NYSE American: NOG) today announced 2018 second quarter results and increased the company’s full-year 2018 production guidance.

HIGHLIGHTS

•	Raising full year 2018 production guidance; expect average daily production to increase by 60 - 64% over 2017.

•	Second quarter production exceeded expectations, increasing 53% year-over-year and 17% sequentially to average 21,046 barrels of oil equivalent (“Boe”) per day.

•	Exited the second quarter with 16.4 net wells in process after adding 8.1 organic net wells to production.

•	Announced $500 million in signed acquisitions year-to-date using a combination of cash and equity, which Northern expects to fold into its existing asset base without the addition of new employees.

MANAGEMENT COMMENT

“We are only half way through 2018; however, production has materially exceeded our expectations, cash costs are lower and our success executing on acquisitions has surpassed even our lofty internal goals,” commented Northern’s Chief Executive Officer, Brandon Elliott. “We plan to close our Pivotal Petroleum and W Energy acquisitions at the end of the third quarter, upon which Northern will have reached our goals of substantially growing EBITDA and improving our debt metrics, significantly ahead of plan. We are still not satisfied and continue to aggressively look at all avenues to drive increased growth and returns to our shareholders.”

GUIDANCE

Northern is raising its 2018 production guidance as a result of increased activity as well as the recently announced Pivotal Petroleum and W Energy acquisitions that are expected to close at the end of the third quarter. Northern expects to add approximately 25 - 27 organic net wells to production for the year with a drilling and completion budget of between $200 and $216 million, resulting in a total capital expenditure budget, including acreage, workover and other capitalized costs but excluding announced acquisitions, of between $215 and $230 million. Additional information regarding Northern’s current expectations are included in the tables below.

2018 Production:	Boe Per Day	Year/Year Increase
1st Quarter - Actual	17,995	35%
2nd Quarter - Actual	21,046	53%
3rd Quarter - Estimate (Organic + Salt Creek)(1)	23,000 - 24,000
4th Quarter - Estimate (Organic + Salt Creek + Pivotal + W Energy)(2)	32,500 - 34,000
Annual - Estimate (average Boe per day)(2)	23,670 - 24,300	60% - 64%
_____________
(1) The Salt Creek acquisition closed on June 4, 2018.
(2) Assumes closing of pending Pivotal Petroleum and W Energy acquisitions at the end of the third quarter of 2018.

Operating Expenses Guidance:	2018
Production Expenses (per Boe)	$7.50 - $8.50
Production Taxes (% of Oil & Gas Sales)	~ 9.2%
General and Administrative Expense (per Boe):
Cash	$1.25 - $1.50
Non-Cash	$0.25 - $0.50

Average Differential to NYMEX WTI	$4.75 - $5.75

SECOND QUARTER 2018 RESULTS

The following tables set forth selected operating and financial data for the periods indicated.

	Three Months Ended June 30,
	2018	2017	% Change
Net Production:
Oil (Bbl)	1,625,788	1,054,263	54%
Natural Gas and NGLs (Mcf)	1,736,651	1,206,103	44%
Total (Boe)	1,915,230	1,255,280	53%

Average Daily Production:
Oil (Bbl)	17,866	11,585	54%
Natural Gas and NGLs (Mcf)	19,084	13,254	44%
Total (Boe)	21,046	13,794	53%

	Three Months Ended June 30,
	2018	2017
Net Sales:
Oil Sales	$101,036,507	$43,531,170
Natural Gas and NGL Sales	8,010,371	4,849,836
Gain (Loss) on Settled Derivatives	(12,266,857)	2,341,030
Total Oil, Natural Gas and NGL Sales Including all Derivative Settlements	96,780,021	50,722,036

Average Sales Prices:
Average NYMEX Price (per Bbl)(1)	$67.97	$48.15
Oil Differential (per Bbl)(2)	(5.77)	(6.86)
Oil (per Bbl)	62.20	41.29
Effect of Gain (Loss) on Settled Derivatives on Average Price (per Bbl)	(7.55)	2.22
Oil Net of Settled Derivatives (per Bbl)	54.65	43.51
Natural Gas and NGLs (per Mcf)	4.61	4.02
Realized Price on a Boe Basis Including all Realized Derivative Settlements	50.58	40.41

Operating Expenses:
Production Expenses	$14,548,922	$12,137,540
Production Taxes	10,131,843	4,439,774
General and Administrative Expense	3,251,239	4,317,139
Depletion, Depreciation, Amortization and Accretion	22,596,028	13,682,452

Costs and Expenses (per Boe):
Production Expenses	$7.60	$9.67
Production Taxes	5.29	3.54
General and Administrative Expense	1.70	3.44
Depletion, Depreciation, Amortization and Accretion	11.80	10.90

Net Income (Loss)	$(96,546,698)	$13,801,859
Net Income (Loss) Per Common Share – Diluted	$(0.49)	$0.22

Adjusted Net Income (Loss)(3)	$18,041,826	$(175,490)
Adjusted Net Income (Loss) Per Common Share – Diluted(3)	$0.09	$—

Adjusted EBITDA(3)	$70,545,647	$30,746,345
____________

(1)	Based on average NYMEX WTI closing prices.

(2)	Average oil price differential to the NYMEX WTI.

(3)	Please see “Non-GAAP Financial Measures” below for additional information and a reconciliation to the most directly comparable GAAP Measure.

CAPITAL EXPENDITURES & DRILLING ACTIVITY

Three Months Ended June 30, 2018
Capital Expenditures Incurred:
Drilling and Development Capital Expenditures	$52.3 million
Acquisition of Oil and Natural Gas Properties	$59.8 million
Other	$0.7 million

Net Wells Added to Production (Includes 5.5 Net Salt Creek Additions)	13.6
Net Producing Wells (Period-End)	248.3

Net Wells in Process (Period-End)	16.4

Weighted Average AFE for In-Process Wells (Period-End)	$8.0 million

ACREAGE

As of June 30, 2018, Northern controlled leasehold of approximately 142,248 net acres targeting the Williston Basin Bakken and Three Forks formations. As of June 30, 2018, approximately 93% of the company’s North Dakota acreage position, and approximately 92% of its total acreage position, was developed, held by production or held by operations.

LIQUIDITY

At June 30, 2018, Northern had available liquidity of approximately $240.9 million, comprised of $200.9 million in cash on hand and $40.0 million of capacity on its first lien term loan facility.

HEDGING

Northern hedges portions of its expected production volumes to increase the predictability of its cash flow and to help maintain a strong financial position. The following tables summarize Northern’s open crude oil derivative and basis swap contracts scheduled to settle after June 30, 2018.

Crude Oil Derivative Swaps
Contract Period	Volume (Bbls)	Weighted Average Price (per Bbl)
2018:
3Q	1,477,460	$60.62
4Q	1,381,300	$60.44
2019:
1Q	1,240,200	$58.83
2Q	1,137,500	$58.03
3Q	863,600	$56.72
4Q	717,600	$55.70
2020:
1Q	682,500	$54.79
2Q	646,100	$55.29
3Q	349,600	$51.73
4Q	334,880	$51.23
2021:
1Q	322,200	$53.35
2Q	309,400	$58.09

Crude Oil Derivative Basis Swaps(1)
Contract Period	Total Volumes (Bbls)	Weighted Average Differential ($/Bbl)
2019	1,642,500	($1.78)
________________
(1) Basis swaps are settled using the TMX UHC 1a index, as published by NGX.

SECOND QUARTER 2018 EARNINGS RELEASE CONFERENCE CALL

In conjunction with Northern’s release of its financial and operating results, investors, analysts and other interested parties are invited to listen to a conference call with management on Thursday, August 9, 2018 at 11:00 a.m. Central Time.

Those wishing to listen to the conference call may do so via the company’s website, www.northernoil.com, or by phone as follows:

Dial-In Number: (855) 638-5677 (US/Canada) and (262) 912-4762 (International)
Conference ID: 7896327 - Northern Oil and Gas, Inc. Second Quarter 2018 Conference Call
Replay Dial-In Number: (855) 859-2056 (US/Canada) and (404) 537-3406 (International)
Replay Access Code: 7896327 - Replay will be available through August 16, 2018

UPCOMING CONFERENCE SCHEDULE

7th Annual Intellisight Conference
August 15, 2018, Minneapolis, MN

EnerCom’s The Oil & Gas Conference
August 19 - 22, 2018, Denver, CO

Seaport Global Securities Energy & Industrials Conference
August 28 - 29, 2018, Chicago, IL

Johnson Rice & Company 2018 Energy Conference
September 24 - 26, 2018, New Orleans, LA

Seaport Global Securities Energy Day
November 11, 2018, San Francisco, CA

ABOUT NORTHERN OIL AND GAS

Northern Oil and Gas, Inc. is an exploration and production company with a core area of focus in the Williston Basin Bakken and Three Forks play in North Dakota and Montana. More information about Northern Oil and Gas, Inc. can be found at www.NorthernOil.com.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”). All statements other than statements of historical facts included in this release regarding Northern’s financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements. When used in this release, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following:  changes in crude oil and natural gas prices, the pace of drilling and completions activity on Northern’s current properties and properties pending acquisition, Northern’s ability to acquire additional development opportunities, changes in Northern’s reserves estimates or the value thereof, general economic or industry conditions, nationally and/or in the communities in which Northern conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, Northern’s ability to consummate any pending acquisition transactions, other risks and uncertainties related to the closing of pending acquisition transactions, Northern’s ability to raise or access capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, and other economic, competitive, governmental, regulatory and technical factors affecting our company’s operations, products and prices.

Northern has based these forward-looking statements on its current expectations and assumptions about future events. While management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond Northern’s control. Northern does not undertake any duty to update or revise any forward-looking statements, except as may be required by the federal securities laws.

CONTACT:

Nicholas O’Grady
Chief Financial Officer
952-476-9800
nogrady@northernoil.com

CONDENSED STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2018 AND 2017
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
REVENUES
Oil, Natural Gas, and NGL Sales	$109,046,878	$48,381,006	$195,927,692	$97,229,228
Gain (Loss) on Derivative Instruments, Net	(42,202,788)	16,513,032	(62,474,239)	33,473,915
Other Revenue	1,809	7,844	5,909	15,590
Total Revenues	66,845,899	64,901,882	133,459,362	130,718,733

OPERATING EXPENSES
Production Expenses	14,548,922	12,137,540	27,037,344	23,811,889
Production Taxes	10,131,843	4,439,774	18,054,157	8,901,040
General and Administrative Expenses	3,251,239	4,317,139	4,918,114	7,926,083
Depletion, Depreciation, Amortization and Accretion	22,596,028	13,682,452	41,226,657	26,510,595
Total Operating Expenses	50,528,032	34,576,905	91,236,272	67,149,607

INCOME FROM OPERATIONS	16,317,867	30,324,977	42,223,090	63,569,126

OTHER INCOME (EXPENSE)
Interest Expense, Net of Capitalization	(22,403,373)	(16,428,164)	(45,510,134)	(32,731,970)
Write-off of Debt Issuance Costs	—	(95,135)	—	(95,135)
Loss on the Extinguishment of Debt	(90,832,975)	—	(90,832,975)	—
Other Income	371,783	181	538,418	361
Total Other Income (Expense)	(112,864,565)	(16,523,118)	(135,804,691)	(32,826,744)

INCOME (LOSS) BEFORE INCOME TAXES	(96,546,698)	13,801,859	(93,581,601)	30,742,382

INCOME TAX PROVISION (BENEFIT)	—	—	—	—

NET INCOME (LOSS)	$(96,546,698)	$13,801,859	$(93,581,601)	$30,742,382

Net Income (Loss) Per Common Share – Basic	$(0.49)	$0.22	$(0.71)	$0.50
Net Income (Loss) Per Common Share – Diluted	$(0.49)	$0.22	$(0.71)	$0.50
Weighted Average Shares Outstanding – Basic	196,140,610	61,643,862	131,039,552	61,545,555
Weighted Average Shares Outstanding – Diluted	196,140,610	61,885,952	131,039,552	61,928,799

CONDENSED BALANCE SHEETS
JUNE 30, 2018 AND DECEMBER 31, 2017
(UNAUDITED)

	June 30, 2018	December 31, 2017
ASSETS
Current Assets:
Cash and Cash Equivalents	$200,924,143	$102,183,191
Accounts Receivable, Net	68,273,411	46,851,682
Advances to Operators	416,002	604,977
Prepaid and Other Expenses	5,584,787	2,333,288
Income Tax Receivable	785,016	785,016
Total Current Assets	275,983,359	152,758,154

Property and Equipment:
Oil and Natural Gas Properties, Full Cost Method of Accounting
Proved	2,754,032,103	2,585,490,133
Unproved	1,829,834	1,699,344
Other Property and Equipment	963,364	981,303
Total Property and Equipment	2,756,825,301	2,588,170,780
Less – Accumulated Depreciation, Depletion and Impairment	(2,155,812,722)	(2,114,951,189)
Total Property and Equipment, Net	601,012,579	473,219,591

Deferred Income Taxes (Note 9)	785,000	785,000
Other Noncurrent Assets, Net	5,301,565	5,490,934

Total Assets	$883,082,503	$632,253,679

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Accounts Payable	$92,176,052	$93,152,297
Accrued Expenses	5,916,909	6,339,425
Accrued Interest	4,859,913	4,836,112
Debt Exchange Derivative	10,923,000	—
Derivative Instruments	43,644,644	18,681,891
Asset Retirement Obligations	483,365	565,521
Total Current Liabilities	158,003,883	123,575,246

Long-term Debt, Net	834,767,656	979,324,222
Derivative Instruments	28,611,421	11,496,929
Asset Retirement Obligations	9,399,503	8,562,607
Other Noncurrent Liabilities	120,298	135,225

Total Liabilities	$1,030,902,761	$1,123,094,229

Commitments and Contingencies (Note 8)

STOCKHOLDERS’ DEFICIT
Preferred Stock, Par Value $.001; 5,000,000 Authorized, No Shares Outstanding	—	—
Common Stock, Par Value $.001; 450,000,000 Authorized (6/30/2018 – 293,600,269 Shares Outstanding and 12/31/2017 – 66,791,633 Shares Outstanding)	293,600	66,792
Additional Paid-In Capital	886,041,475	449,666,390
Retained Deficit	(1,034,155,333)	(940,573,732)
Total Stockholders’ Deficit	(147,820,258)	(490,840,550)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$883,082,503	$632,253,679

Non-GAAP Financial Measures

Adjusted Net Income and Adjusted EBITDA are non-GAAP measures. Northern defines Adjusted Net Income as net income (loss) excluding (i) (gain) loss on the mark-to-market of derivative instruments, net of tax, (ii) write-off of debt issuance costs, net of tax, and (iii) loss on the extinguishment of debt, net of tax. Northern defines Adjusted EBITDA as net income (loss) before (i) interest expense, (ii) income taxes, (iii) depreciation, depletion, amortization and accretion, (iv) (gain) loss on the mark-to-market of derivative instruments, (v) non-cash share based compensation expense, (vi) write-off of debt issuance costs, and (vii) loss on the extinguishment of debt. A reconciliation of each of these measures to the most directly comparable GAAP measure is included below. Management believes the use of these non-GAAP financial measures provides useful information to investors to gain an overall understanding of current financial performance. Specifically, management believes the non-GAAP results included herein provide useful information to both management and investors by excluding certain expenses and unrealized derivatives gains and losses that management believes are not indicative of Northern’s core operating results. In addition, these non-GAAP financial measures are used by management for budgeting and forecasting as well as subsequently measuring Northern’s performance, and management believes it is providing investors with financial measures that most closely align to its internal measurement processes.

Reconciliation of Adjusted Net Income

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net Income (Loss)	$(96,546,698)	$13,801,859	$(93,581,601)	$30,742,382
Add:
Impact of Selected Items:
(Gain) Loss on the Mark-to-Market of Derivative Instruments	29,935,931	(14,172,002)	42,077,245	(31,228,544)
Write-off of Debt Issuance Costs	—	95,135	—	95,135
Loss on the Extinguishment of Debt	90,832,975	—	90,832,975	—
Selected Items, Before Income Taxes	120,768,906	(14,076,867)	132,910,220	(31,133,409)
Income Tax of Selected Items(1)	(6,180,382)	99,518	(9,912,004)	159,429
Selected Items, Net of Income Taxes	114,588,524	(13,977,349)	122,998,216	(30,973,980)
Adjusted Net Income (Loss)	$18,041,826	$(175,490)	$29,416,615	$(231,598)

Weighted Average Shares Outstanding – Basic	196,140,610	61,643,862	131,039,552	61,545,555
Weighted Average Shares Outstanding – Diluted	196,413,013	61,885,952	131,248,726	61,928,799

Net Income (Loss) Per Common Share – Basic	$(0.49)	$0.22	$(0.71)	$0.50
Add:
Impact of Selected Items, Net of Income Taxes	0.58	(0.22)	0.93	(0.50)
Adjusted Net Income (Loss) Per Common Share – Basic	$0.09	$—	$0.22	$—

Net Income (Loss) Per Common Share – Diluted	$(0.49)	$0.22	$(0.71)	$0.50
Add:
Impact of Selected Items, Net of Income Taxes	0.58	(0.22)	0.93	(0.50)
Adjusted Net Income (Loss) Per Common Share – Diluted	$0.09	$—	$0.22	$—
______________

(1)
For the 2018 columns, this represents a tax impact using an estimated tax rate of 24.5% for the three and six months ended June 30, 2018, which includes a $23.4 million and $22.7 million adjustment for an increase in the valuation allowance for the three and six months ended June 30, 2018, respectively. For the 2017 columns, this represents a tax impact using an estimated tax rate of 37.1% and 37.8% for the three and six months ended June 30, 2017, respectively, which includes a $5.1 million and $11.6 million adjustment for a change in valuation allowance for the three and six months ended June 30, 2017, respectively.

Reconciliation of Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net Income (Loss)	$(96,546,698)	$13,801,859	$(93,581,601)	$30,742,382
Add:
Interest Expense	22,403,373	16,428,164	45,510,134	32,731,970
Income Tax Benefit	—	—	—	—
Depreciation, Depletion, Amortization and Accretion	22,596,028	13,682,452	41,226,657	26,510,595
Non-Cash Share Based Compensation	1,324,038	910,737	438,193	1,533,359
Write-off of Debt Issuance Costs	—	95,135	—	95,135
Loss on the Extinguishment of Debt	90,832,975	—	90,832,975	—
(Gain) Loss on the Mark-to-Market of Derivative Instruments	29,935,931	(14,172,002)	42,077,245	(31,228,544)
Adjusted EBITDA	$70,545,647	$30,746,345	$126,503,603	$60,384,897